EXHIBIT 10.4

LICENSE, DEVELOPMENT AND RESELLER AGREEMENT
BETWEEN LXE, INC. AND VOXWARE, INC.

LXE Agreement Number: ___________
Voxware Agreement Number: ___________

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Table of Contents

1.	Definitions	1
2.	Appointment of Voxware as a Reseller by LXE.	4
3.	Appointment of LXE as a Reseller by Voxware	4
4.	Exclusivity and Related Restrictions	5
5.	Responsibilities of the Parties	6
6.	Pricing and Payment	7
7.	Transition Issues for the 410 Hardware Products	9
8.	Development of the Next Generation Products	9
9.	Forecasts, Ordering, Shipment and Returns	11
10.	Licensed Software	12
11.	Maintenance, Warranties and Repairs	12
12.	Disclaimer of Warranties; Limitation of Liability.	14
13.	Confidentiality and Non-Disclosure; Press Releases	15
14.	Indemnification.	16
15.	Term and Termination.	16
16.	Effect of Termination or Expiration.	17
17.	Regulatory Approvals/Reporting/Export.	18
18.	Records; Audit Rights.	18
19.	Trademarks, Trade Names and Related Matters	19
20.	General Provisions.	20
Appendices
Appendix A:	LXE Pricing to Voxware	24
Appendix B:	Voxware Pricing to LXE	26
Appendix C-1:	LXE® Trademark Guidelines	28
Appendix C-2:	Voxware’s Trademark Guidelines	28
Appendix D:	Voxware Customers	30
Appendix E:	410 Technology	31
Appendix F:	Next Generation Product Specifications	32

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LICENSE, DEVELOPMENT AND RESELLER AGREEMENT

This License, Development and Reseller Agreement (“Agreement”), is entered into as of September 26, 2005 (the “Signature Date”), by and between LXE Inc., a Georgia corporation (“LXE”), and Voxware, Inc., a Delaware corporation (“Voxware”).

W I T N E S S E T H:

WHEREAS, Voxware and LXE each develop, manufacture, and sell certain wireless data communication products and provide related support services in connection with such products; and

WHEREAS, LXE will take over manufacturing of Voxware’s 410 Hardware Products for Voxware, LXE and LXE’s Customers;

WHEREAS, LXE wishes to have Voxware assist and Voxware agrees to assist LXE in its development of the Next Generation Product;

WHEREAS, each party, in the role of Reseller, desires to purchase the products and services of the other party, in the role of Supplier, as hereinafter described under those terms and conditions as set forth; and

NOW, THEREFORE, in consideration of the promises herein contained, the parties hereto agree as follows:

1.         Definitions

    a.    “410 Hardware Product” means Voxware’s VoiceLogistics Model 410 hardware product as licensed by Voxware to LXE hereunder, and all peripherals thereto, excluding Headsets and related Headset peripherals. Tentatively, LXE has named its version of the 410 Hardware Product the “HX1.”

    b.    “410 Branded Product” means the 410 Hardware Product with Voxware Branding.

    c.     “410 Technology” means the functional specifications, user and technical documentation, design documents and other information related to the design and operation of the 410 Hardware Products that is set forth on Appendix E hereto.

    d.    “2004 VAR Agreement” means the Value-Added Reseller Agreement executed by the parties in *****, and which bears LXE’s Agreement Number *****.

    e.    “Branded Products” means the 410 Branded Product and the Next Generation Branded Product.

    f.    “Branding” means the use of Trademarks and other markings to indicate the source of particular Products or features of Products. Branding includes Primary Branding and Secondary Branding.

    g.    “Browser” means the then-current version of Voxware’s Licensed Software Product initially developed for the deployment with the 410 Hardware Products.

    h.    “Customer” means an end user of the Product that may not resell the Product to others.

    i.    “Development Schedule” means the schedule and milestones for the development of the Next Generation Products as more particularly described in Section 8(a)(i).

    j.    “End User License Agreement” or “EULA” means a license agreement for Licensed Software between the licensor and the Customer or other users of the Licensed Software.

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    k.    “Effective Date” means October 1, 2005.

    l.    “Equipment” means a hardware Product that may also include software and related documentation sold by Supplier to Reseller in accordance with the terms and conditions of this Agreement.

    m.    “Headset” means a hardware Product that includes a speaker and/or a microphone for individual use, including without limitation headsets, audio cables, headphones and ear buds.

    n.    “Intellectual Property Rights” shall mean all forms of legal rights and protections in any country of the world, including all right, title and interest arising under common and statutory law to all: (i) letters patents, provisional patents, design patents, PCT filings and other rights to inventions or designs; (ii) trade secret and equivalent rights in confidential or proprietary information and know-how; (iii) copyrights, mask works, moral rights or other literary property or authors rights; (iv) all Trademarks; (v) any similar, corresponding or equivalent rights relating to intangible intellectual property; and (vi) all applications, registrations, issuances, divisions, continuations, renewals, reissuances and extensions of the foregoing.

    o.    “Level 1 Maintenance Services” shall mean maintenance and support provided by Reseller or a VAR to a Customer. Customer shall direct all requests for such service to the Reseller or VAR as appropriate, which shall perform a preliminary diagnosis of the problem and assist Customer in implementing the proposed solution to the extent needed.

    p.    “Level 2 Maintenance Services” shall mean Supplier’s performance of software and hardware repairs with respect to the Supplier Products, including Supplier’s return of repaired Equipment and other hardware to the VAR.

    q.    “Licensed Software” means the object code form of computer programs proprietary to Supplier or its suppliers and licensed to Reseller, VAR or Customer in accordance with this Agreement and where applicable, other product-specific licenses. Licensed Software includes (i) computer programs embedded in firmware, (ii) computer programs embedded in diskettes or another medium to use on particular Equipment and solely for the control and monitoring of that particular Equipment, (iii) computer programs embedded in diskettes or another medium for use separate from or in conjunction with Equipment, and/or (iv) users and operations manuals related to the Licensed Software.

    r.    “LXE Product” means a product owned or distributed by LXE other than the Next Generation Branded Product.

    s.    “Next Generation Branded Product” means the Next Generation Product with Voxware Branding.

    t.    “Next Generation Product” or “NextGen Product” means LXE’s hardware Product designed by LXE in collaboration with Voxware as a replacement for the 410 Hardware Product, and all peripherals thereto, excluding Headsets.

    u.    “Non-Disclosure Agreement” or “NDA” means the Proprietary Information Exchange Agreement between the parties dated *****.

    v.    “Product(s)” means technology, products, peripherals and other items owned or sold by a party currently or in the future under this Agreement, including without limitation Licensed Software, Equipment, Headsets, Branded Products, and Voxware Products.

    w.     “Primary Branding” means the use of a party’s Trademarks to indicate to VARs and Customers that the source of a Product is a particular party.

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    x.    “Purchase Order” means a written request to purchase issued by Reseller that sets forth the Product(s) being ordered, the price thereof, the quantity requested, the delivery schedule, and the destination and such other information as Supplier may request from time to time.

    y.    “Reseller” means a party under this Agreement (i.e., Voxware or LXE) that receives Products from the other party for resale directly or indirectly to Customers.

    z.    “Secondary Branding” means the use of a party’s Trademarks to indicate to VARs and Customers that a Product contains features or technology sourced from a particular party, which may be the same or different from the Primary Branding for that Product.

    aa.   “Services” means services performed by Supplier for Reseller, including but not limited to technical and sales training, technical consulting, product development, installation, site configuration and testing, preventive maintenance inspections, depot repair and facility analysis, as well as warranty period and post-warranty period maintenance services.

    bb.   “Specifications” means the Next Generation Product specifications as agreed to by the parties in accordance with the Development Schedule. The Specifications will be attached to and made part of this Agreement as Appendix F (“Next Generation Product Specification”).

    cc.   “Supplier” means the party under this Agreement (i.e., Voxware or LXE) that supplies Products to the other party for resale.

    dd.   “Territory” means *****, provided, that the term “Territory” excludes any such country or territory where: (i) the sale or delivery of the Product in question into such country or territory must be approved pursuant to the United States Export Administration Act, as amended, 50 U.S.C. App. Clause 2401 et seq., and the regulations promulgated pursuant thereto, and no such approval has been obtained by Supplier or by any other person acting on behalf of Supplier; or (ii) the sale of delivery of the Product in question into such country or territory is otherwise prohibited by United States law.

    ee.   “Trademarks” means rights regarding trade names, logos, trade dress, product shapes, colors, domain names, uniform resource locators (“URLs”), trademarks, service marks and other proprietary indicia or addresses and all goodwill associated therewith, and all applications, registrations, and renewals of the foregoing.

    ff.   “VAR” means a third party to whom Reseller grants the right to sell and distribute Supplier’s Products. For the purpose of this Agreement, the term “Reseller” is used to reference a party to this Agreement, while “VAR” refers to a third party reseller.

    gg.   “Voxware Customers” means those Customers and VARs of Voxware for whom Voxware provides a hardware, software and/or related services, and which are listed on Appendix D, as it may be amended to reflect new Customers and VARs of Voxware. For purposes of clarity, in the event Voxware provides a hardware, software and/or related service to a Voxware Prospective Customer, such Voxware Prospective Customer will become a Voxware Customer.

    hh.   “Voxware Prospective Customers” means those Prospective Customers and Prospective VARs listed on Appendix D.

    ii.    “Voxware Product” means a Product for which Voxware is the Supplier or Reseller, as the context dictates.

    jj.    “Work Product” means all original works of authorship first developed or prepared in the development of the Next Generation Products under this Agreement and physical embodiments thereof, including tooling, mechanical, software and firmware (including but not limited to engineering test software developed by LXE for testing purposes), and drawings, and all related work associated with the development and design of Next

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Generation Products and the Specifications, including all copyright, patent, trade secret and other Intellectual Property Rights therein.

2.         Appointment of Voxware as a Reseller of the Next Generation Branded Product

    a.    LXE appoints Voxware and Voxware accepts appointment as an exclusive value added reseller of the Next Generation Branded Products only in the Territory to Customers, all strictly in accordance with the terms of this Agreement and the attached Appendices hereto, as the same may be amended in writing from time to time.

    b.    LXE Products. This appointment shall not apply to any LXE Products. LXE may appoint at any time and from time to time other distributors or resellers to distribute the LXE Products. LXE reserves the right to market and solicit sales of the LXE Products directly and through other resellers or distributors, and through any other channel of distribution that LXE in its sole judgment deems desirable, and Voxware will not be entitled to any commission, discount or any other compensation with respect to or on account of any such sales. Distribution of LXE Products shall be governed by the ***** VAR Agreement.

    c.    Restrictions. Voxware shall distribute the Next Generation Branded Products only in accordance with the terms of this Agreement. Unless specifically authorized under the terms of this Agreement, Voxware shall not, nor shall it permit others to, reproduce or otherwise make copies of any portion of the Next Generation Branded Products, distribute copies or tamper, modify, reverse engineer, disassemble, decompile, or otherwise determine or attempt to determine or have or attempt to obtain access to the source code or internal design of the Next Generation Branded Products. Nothing in this Agreement shall be construed to grant Voxware any rights of any kind with respect to any portion of the Next Generation Products or LXE Products except as expressly and unambiguously set forth in the Agreement. All rights, title and interest in and to, and ownership of, the LXE Products and Next Generation Products shall remain at all times solely and exclusively with LXE. LXE shall not be liable for any modification made by Voxware or third parties to the Next Generation Branded Product.

3.         Appointment of LXE as a Reseller of Voxware Products

    a.    Voxware appoints LXE and LXE accepts appointment as a Reseller of the Voxware Products stated in Appendix B only in the Territory to Customers and VARs, all strictly in accordance with the terms of this Agreement and the attached Appendices hereto, as the same may be amended in writing from time to time.

    b.    Non-exclusive. Except as expressly stated in this Agreement, this appointment is not exclusive to LXE. Voxware may appoint at any time and from time to time other distributors or resellers to perform the same distribution services as LXE. Voxware reserves the right to market and solicit sales directly and through other resellers or distributors, and through any other channel of distribution that Voxware in its sole judgment deems desirable, and LXE will not be entitled to any commission, discount or any other compensation with respect to or on account of any such sale.

    c.    Restrictions. LXE shall distribute the Voxware Products only in accordance with the terms of this Agreement. Unless specifically authorized under the terms of this Agreement, LXE shall not, nor shall it permit others to, reproduce or otherwise make copies of any portion of the Voxware Products, distribute copies or tamper, modify, reverse engineer, disassemble, decompile, or otherwise determine or attempt to determine or have or attempt to obtain access to the source code or internal design of the Voxware Products. Nothing in this Agreement shall be construed to grant LXE any rights of any kind with respect to any portion of the Voxware Products except as expressly and unambiguously set forth in the Agreement. All rights, title and interest in and to, and ownership of, the Voxware Products shall remain at all times solely and exclusively with Voxware. Voxware shall not be liable for any modification made by LXE or third parties to any of the Voxware Products.

    d.    Trademark and Copyright License. During the Term, Voxware hereby grants to LXE a nonexclusive, nontransferable license to use, copy, and reproduce the Voxware trademarks, trade names, and copyrighted material in the Licensed Software and 410 Hardware Product documentation as updated by Voxware and provided to LXE from time to time, solely in connection with the sale of the Browser hereunder, provided, that

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LXE shall not make any substantive changes to such Voxware copyrighted material without the prior written consent of Voxware.

4.         Exclusivity and Related Restrictions

    a.    Exclusives and Restrictions on 410 Hardware Product and the Next Generation Product. With respect to the 410 Hardware Product and the Next Generation Product, and subject to the express provisions of this Agreement:

    (i)    Voxware ***** or have made the 410 Hardware Product.

    (ii)    Voxware ***** 410 Hardware Products or obtain 410 Hardware Products from ***** than LXE. Voxware will purchase ***** the 410 Hardware Products from LXE.

    (iii)    Voxware may not sell or resell hardware Products ***** the 410 Hardware Products or Next Generation Products. Voxware further agrees ***** manufactured by *****

    (iv)    However, Voxware shall have the right to notify LXE in writing that the exclusivity and related requirements under this Section 4.a shall terminate within ***** in the event that (1) LXE fails to provide Voxware with continuous, timely deliveries of the 410 Hardware Products or Next Generation Products, all of which are of commercially acceptable quality, provided, however, that LXE shall have ***** to cure only the first such failure after Voxware provides LXE with written notice of such failure; or (2) LXE fails to sell to Customers and VARs (excluding Voxware) the number of units stated below of the 410 Hardware Products each calendar quarter beginning *****, and such failure continues for ***** (not accounting for credits or monies paid by Voxware to LXE under this Agreement); or (3) LXE fails to license to third parties the number of units stated below of the Browser (for purposes of this paragraph, Browser unit sales by LXE shall include unit sales of the Browser on both Next Generation Products or LXE Products sold to third parties) each calendar quarter beginning *****, and such failure continues for ***** (not accounting for credits or monies paid by Voxware to LXE under this Agreement), as follows:

Calendar Quarter	410 Hardware Products: Units Sold and Shipped by LXE to Third Parties	Browsers: Units Sold and Shipped by LXE to Third Parties
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

    b.    Voxware’s Non-410 Hardware Products. Voxware’s appointment of LXE as a Reseller of the Voxware Products referenced in Appendix B other than the 410 Hardware Products (collectively, the “Non-410 Hardware Products”) is non-exclusive as to Voxware. Voxware may appoint at any time and from time to time other distributors or resellers to perform as a Reseller, VAR or otherwise with regard to the Non-410 Hardware Products, including without limitation Voxware’s Browser. Voxware reserves the right to market and solicit sales directly and through other resellers or distributors, and through any other channel of distribution that Voxware in its sole judgment deems desirable for such Non-410 Hardware Products, and LXE will not be entitled to any commission, discount or any other compensation with respect to or on account of any such sale.

    c.    Voxware’s Licensed Software. During the Term, LXE will not directly sell, distribute, license or otherwise provide any software, computer programs or firmware that competes with Voxware’s Licensed Software, including without limitation the Browser. Specifically included in this restriction is that LXE may not sell, distribute, license or provide any technologies produced by ***** that compete with Voxware’s Licensed Software.

    d.    Voxware’s Headsets. During the Term, Voxware will be the sole supplier of LXE’s Headsets required for sales of LXE Products and 410 Hardware Product that are bundled with the Browser. For purposes of

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clarity, LXE will not directly or indirectly sell or supply any third party Headsets (including its own) with any LXE Product and 410 Hardware Product bundled or sold with the Browser.

    e.    Voxware Prospective Customers; Customers. Unless otherwise agreed to by the parties, ***** from the Effective Date of this Agreement, LXE agrees that it shall not sell nor provide to any Voxware Customer: (1) any 410 Hardware Products, Next Generation Products or Browsers; or (2) any Products that ***** with or provide substantially the same functionality as the 410 Hardware Products, Next Generation Products or Browsers. The list of Voxware Prospective Customers and Voxware Customers is attached as Appendix D, provided, that in the event Voxware provides a hardware, software and/or related service to a Voxware Prospective Customer, then such Voxware Prospective Customer shall become a Voxware Customer and Appendix D shall be amended. The above restrictions on LXE with respect to Voxware Customers shall be applicable to Voxware Prospective Customers, provided, that in the event that Voxware does not convert a Voxware Prospective Customer to a Voxware Customer within ***** of the Effective Date, the Voxware Prospective Customer shall be removed from Appendix D and no further LXE sale restrictions shall apply to such Voxware Prospective Customer. The parties acknowledge that many of the Voxware Customers and Voxware Prospective Customers referenced in Appendix D are also LXE customers. In the spirit of this Agreement, the parties agree that it may be appropriate for LXE and Voxware to collaborate on a sales strategy to improve the parties’ mutual competitive position on many of these customer accounts. The parties agree to review in good faith, at a later date, each common customer and prospect to determine if a joint strategy would be more appropriate. If both parties agree in writing that a cooperative strategy is required, then the LXE sale restrictions described above shall not apply to the applicable customer.

    f.    Restriction on Sales *****. During the Term, LXE will not directly or indirectly sell, license or otherwise provide any 410 Hardware Products, Next Generation Products or Voxware Licensed Software (including the Browser) to *****.

    g.    Next Generation Product. Voxware obtains no license or right to build the Next Generation Product under this Agreement.

5.         Responsibilities of the Parties

    a.    Customers. Each party as Reseller agrees that it shall purchase the Supplier’s Products under this Agreement only for its own business use or for resale, in the regular course of its business, to VARs and Customers.

    b.    Promotion. Reseller shall, at its own expense use commercially reasonable efforts to promote the Supplier Products and/or services in respect thereof. Such promotion shall not in any way prejudice Supplier’s reputation or the Supplier Products, and shall not offer or imply any obligation on the part of Supplier to Customers.

    c.    Promotion of Supplier Products.

    (i)    If requested to do so by Reseller, Supplier will consider, but shall not be obligated, to participate in a cooperative marketing program with Reseller, and provide reasonable assistance to Reseller in preparing suitable promotions and related materials.

    (ii)    Supplier may make available to Reseller such advice, guidance and information regarding the marketing and advertising of the Products as Reseller shall reasonably require. To assist Reseller in the performance of its duties hereunder, Supplier may from time to time provide non-confidential specifications, drawings, manuals, or such other publications as may be appropriate.

    d.    Training. Supplier will make reasonable sales and technical training available to Reseller at its request. Supplier may charge a fee for this training. Reseller acknowledges sole responsibility for the training of Customers and VARs in connection with the use of Products. Both Reseller and Supplier will offer each other up to ***** and technical training each year. The training will be conducted at the place of business or location designated by the party who is conducting the training.

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    e.    Leads. At Supplier’s sole discretion, Supplier may supply selected leads to Reseller, on a non-exclusive basis, when Supplier identifies a prospect that requires services believed by Supplier to be within Reseller’s capabilities.

6.         Pricing and Payment

    a.    LXE Pricing to Voxware: 410 Hardware Products. LXE’s pricing for the 410 Branded Products is separately stated on Appendix A for Voxware’s purchase of 410 Branded Products and related peripherals licensed by Voxware for production by LXE. Such pricing of 410 Branded Products and related peripherals shall be *****. Any increase or decline in the BOM and/or Direct Labor and Labor Overhead Costs shall be *****, provided, however, that ***** may not ***** more than *****. ***** Direct Labor and Labor Overhead Costs is *****, then the current BOM and Direct Labor and Labor Overhead Costs used to calculate *****.

    b.    LXE Pricing to Voxware: Next Generation Branded Products. LXE’s pricing for the Next Generation Branded Products and related peripherals from LXE to Voxware will be in accordance with the formulas and approaches used for the 410 Branded Products (including without limitation Voxware’s right to audit LXE’s BOM), with the following modifications/additions:

    (i)    The ***** for the ***** after the first shipment of quantity (i.e., non-prototype) production of the Next Generation Branded Product shall be *****.

    (ii)    The ***** for the Next Generation Branded Product shall be ***** (after the first shipment) of production.

    (iii)    In no case shall the Next Generation Products be ***** 410 Branded Products. Should LXE be unable or fails to ship the Next Generation Branded Product in production quantities in excess of ***** of the Effective Date of this Agreement, at prices ***** the 410 Branded Products, Voxware may either require LXE to continue production of the 410 Branded Products, or Voxware’s license to LXE for the 410 Hardware Products will revert from exclusive to non-exclusive to enable Voxware to make, have made and produce the 410 Hardware Products.

    (iv)    The ***** referenced in (i) and (ii) are subject to Voxware’s ***** of the Next Generation Branded Product in ***** during the Term beginning the *****, provided, that LXE is able to supply adequate production quantities to meet such requirements.

    c.    LXE Pricing to Voxware: No Less Favorable. LXE’s pricing to Voxware for each of the 410 Branded Products and the Next Generation Branded Products shall be ***** than LXE’s pricing of the 410 Hardware Product or Next Generation Product, respectively, to any other VAR, customer or other entity contracting with LXE. If LXE agrees to provide or at any time provides the 410 Hardware Products or Next Generation Products (including any new developments to such Products) directly or indirectly, pursuant to any agreement, understanding or arrangement to any such person or entity, for any period, under any pricing that is ***** to such person or entity than that set forth herein, LXE shall immediately give written or email notice thereof to Voxware, which notice shall include the *****. At Voxware’s election, this Agreement shall be deemed to have been modified so that Voxware shall receive and be entitled to the benefits of such more favorable pricing as long as such pricing is more favorable to Voxware.

    d.    Voxware Pricing to LXE. LXE agrees to purchase and Voxware agrees to sell Voxware’s Products, including the Licensed Software, at Voxware’s then current catalog or “list” price in U.S. Dollars, less an applicable discount to ***** set forth on Appendix B. Firm proposal pricing, when requested by LXE, shall be provided by Voxware to LXE solely through a written quotation specifying unit price, applicable discount, and Voxware Product model number. In addition to paying the license fee for each item of Licensed Software, LXE’s Customers (including all LXE Customers who license the Licensed Software through LXE’s VARs and other intermediaries) ***** agree to and pay for one year of maintenance at the rate and in the amounts stated in Appendix B and LXE will use reasonable commercial efforts to obtain renewal of such maintenance from

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Customers. Notwithstanding the foregoing, Voxware’s pricing to LXE solely with respect to the Headsets shall be determined in accordance with the following formula: Total ***** whereby the ***** shall not *****.

    e.    Voxware Pricing to LXE: *****. Voxware’s pricing to LXE for Licensed Software ***** than Voxware’s pricing for Licensed Software to any VAR or competitor to LXE *****. In addition, Voxware agrees to provide LXE Licensed Software pricing *****.

    f.    Voxware Pricing to LXE: Royalty for 410 Hardware Products Sold to Third Parties. LXE shall pay Voxware a royalty for all 410 Hardware Products sold by LXE to third parties. The royalty shall be *****.

    g.    Voxware Pricing to LXE: Royalty for Next Generation Products Sold to Third Parties. LXE shall pay Voxware a royalty for all Next Generation Products sold by LXE to third parties. The royalty shall be ***** of the Next Generation Product by LXE, and ***** thereafter.

    h.    Voxware Pricing to LXE: Equipment Sold to Third Parties Without a Browser. The parties intend that for each unit of the 410 Hardware Products and Next Generation Products sold or otherwise provided by LXE to its VARs, Customers and other third parties, LXE shall also provide Voxware’s Browser and other Licensed Software for use with such 410 Hardware Product or Next Generation Product. However, during the first three (3) years after the Effective Date, for each unit of the 410 Hardware Products and Next Generation Products that are not provided with a licensed copy of Voxware’s Browser or the Licensed Software, LXE shall pay Voxware the *****. Notwithstanding the foregoing, in the event sales of the 410 Hardware Products or Next Generation Products are made to Customers who have purchased the Browser or any components of the Browser directly from Voxware, the above Unbundled Payment shall not be owed to Voxware. In addition, for each sale of the Browser bundled with LXE Products, LXE shall receive a ***** to be applied ***** of any future Unbundled Payments due, if any, provided that this credit shall not offset or be applicable to any other amounts due, including, without limitation, any previous Unbundled Payments made or due.

    i.    Reporting of 410 Hardware Product, Next Generation Product and Licensed Software Sales. LXE shall provide bi-weekly reports on the number of units of 410 Hardware Product, Next Generation Product and Licensed Software sold or distributed in the previous two weeks. Upon receipt of such reports, Voxware shall invoice LXE for the appropriate amounts due under the terms of this Agreement.

    j.    Services. Pricing for any Services, if any, by either party will be quoted on a case-by-case basis by such party.

    k.   Payment. Except as otherwise agreed in writing by the parties, Reseller shall make payment to Supplier for the Products or Services received from Supplier in U.S. Dollars ***** from Reseller’s receipt of Supplier’s invoice. Except as provided in Section 6.i., for sales of Supplier Products, Supplier will invoice upon shipment of each order. For any annual maintenance contracts, the Supplier of such maintenance services shall invoice annually in advance of the upcoming maintenance renewal term. For all other Services, Supplier shall invoice on ***** unless otherwise agreed to in writing by the parties or pursuant to the applicable Appendix.

    l.    Late Payments. If Reseller fails to pay any invoice when due, Supplier will email and fax a copy of the unpaid invoice to Reseller, which shall have ***** business days to pay. Thereafter, Reseller shall be subject to a late payment charge ***** or the ***** until paid. Further, in the event Reseller fails to pay any invoice within ***** of its receipt of Supplier’s email and fax of late payment, Supplier may demand that Reseller make full or partial payments in advance, accept bills of exchange, open for Supplier’s benefit documentary letters of credit, obtain for Supplier’s benefit bank guarantees or provide other satisfactory security or guarantees that invoices will be promptly paid when due. If not, Supplier may decline to deliver Products pursuant to this Agreement.

    m.   Taxes. The amount of any present or future sales, use, value added, excise, duty or other similar tax or fee applicable to the Products, and the amount of any levies, dues, retentions and withholdings imposed by any government in the Territory or any agencies thereof, and the amount of any customs duty, withholding or other

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charge related to the import or payment for the Products shall be paid by the Reseller, or in lieu thereof the Reseller shall provide Supplier with an exemption certificate acceptable to each applicable authority or customs duty authority. If any tax, duty or amount described herein is paid by Supplier, Reseller shall reimburse Supplier immediately upon Supplier providing evidence of such payment to the applicable authority.

    n.    Modifications to Pricing. The parties agree that they will not modify the discounts or gross margins each party offers the other, except to improve such discounts or gross margins for the benefit of the other party. However, for all pricing that is based on a list price or other schedule (e.g., excluding the ***** pricing for the 410 Branded Products and the Next Generation Branded Products), the Supplier shall have the right to modify the ***** or other schedule no more than once every ***** upon written notice to the other party, except where such modification lowers the list price or other amounts paid by Reseller, in which case Supplier may lower individual prices at any time upon written or email notification by Supplier to the Reseller.

7.         Transition Issues for the 410 Hardware Products

    a.    Subject to the terms and conditions of this Agreement, Voxware hereby grants to LXE an exclusive license to use, produce, have produced, assemble, make and have made the 410 Hardware Product from, and take such other actions and exercise such Intellectual Property rights with respect to, the 410 Technology as reasonably necessary to produce the 410 Hardware Products in accordance with this Agreement.

    b.    Voxware will deliver the 410 Technology to LXE within ***** after the Effective Date.

    c.    Voxware will retain ownership of the In Circuit Test (“ICT”) equipment located at ***** and hereby grants LXE a license to use the ICT in the same manner that Voxware has used the ICT in the past to manufacture or repair the 410 Hardware Product or 410 Branded Product.

    d.    The parties will prepare and carry out a transition plan for the 410 Hardware Products. Voxware and LXE will identify the best process by which Voxware will continue to have an uninterrupted source of 410 Hardware Products. The process may include (A) Voxware continues to manufacture the 410 Hardware Products for Voxware’s account at the beginning of the transition, (B) LXE prepares 410 Hardware Products using parts supplied by Voxware, (C) Voxware tests LXE-built 410 Hardware Products for compliance with specifications, and (D) LXE takes over all responsibility for the 410 Hardware Products.

    e.    Voxware will introduce LXE to Voxware’s suppliers for the 410 Hardware Products, including without limitation *****, the source of Voxware’s ***** for the 410 Hardware Products. The parties will work with ***** and other suppliers to establish appropriate relationships between each such supplier and LXE.

    f.    Initially, the parties expect that Voxware will retain its manufacturing and testing equipment for the 410 Hardware Products in order that Voxware may continue to service the Voxware Customers. LXE will purchase or develop its own manufacturing and test equipment for the 410 Hardware Product. .

    g.    Initially, LXE will buy from Voxware all supplies it needs to make the 410 Hardware Products. Upon completion of the transition outlined in Section 7c, prior to buying supplies from third party suppliers, LXE will first contact Voxware to determine Voxware’s inventory of such supplies and will buy any such supplies that it needs first from Voxware to manufacture the 410 Hardware Product at Voxware’s ***** shipping, handling and other reasonable costs of sale. Notwithstanding the foregoing, in the event Voxware does not have a supply needed by LXE to manufacture the 410 Hardware Product or Voxware chooses not to sell such supply, LXE shall be free to purchase such supply from any third party.

 8.        Development of the Next Generation Products

    a.    LXE Obligations. During the development of the Next Generation Products, LXE agrees, among other things specified in this Agreement:

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    (i)    To use commercially reasonable efforts to work exclusively with Voxware to develop within ***** after the Effective Date the Development Schedule for the development of the Next Generation Product. Upon signing by the parties, the Development Schedule will be deemed a part of this Agreement.

    (ii)    To use commercially reasonable efforts to comply with the Development Schedule and milestones contained therein.

    (iii)    To obtain and maintain, at its sole expense, all production tooling and test equipment required to manufacture the Next Generation Product and comply with its obligations under this Agreement.

    (iv)    To manufacture and supply the Next Generation Product that conforms to the Specifications in the time periods set forth in the Development Schedule.

    (v)    To assign a point-of-contact for Voxware communications with respect to the coordination between the parties that is described in this Agreement.

    b.    Voxware Obligations. During the Term, Voxware agrees, among other things specified in this Agreement:

    (i)    To use commercially reasonable efforts to work with LXE, as reasonably requested by LXE, to finalize the Development Schedule.

    (ii)    To provide LXE technical assistance as reasonably requested by LXE to assist LXE in the design and development of the Next Generation Products.

    (iii)    To assign a point-of-contact for LXE communications with respect to the coordination between the parties that is described in this Agreement.

    (iv)    In the event that Voxware desires to conduct tests of the Next Generation Products, Voxware will conduct such tests itself, pay LXE to conduct such tests at LXE’s out-of-pocket costs, or pay third parties to do so.

    c.    Specifications and Acceptance Criteria. Within ***** after LXE’s delivery to Voxware of any set of ***** of the Next Generation Product, the parties shall either mutually:

    (i)    confirm in writing that the pre-production samples of the Next Generation Product and the associated design conform to the Specifications developed by the parties in accordance with the Development Schedule (“Acceptance”); or

    (ii)    prepare in writing a report of each deficiency identified in the pre-production samples of the Next Generation Product and associated design, including specific reasons for such deficiency. LXE and Voxware (if requested by LXE) shall make any adjustments to the Next Generation Product design to address the deficiencies if such deficiencies are in the design.

    d.    Quality Control. LXE is responsible for developing a quality program to control its own production process to assure all Next Generation Branded Products shipped to Voxware in accordance with this Agreement meet the Specifications.

    e.    Modification of the Specifications. After the parties’ final agreement as to the Specifications and prior to initial product release, LXE may alter the Next Generation Product only (i) to improve reliability, quality or safety, or to comply with standards or requirements of any governmental or industry recognized body or regulatory agency, or (ii) to avoid infringement of any patent or other proprietary right. However, LXE shall not alter or change the form, fit or function of the Next Generation Product, including exterior appearance or functional characteristics, or reduce performance levels of Next Generation Product as previously agreed to, without the written approval of Voxware, which approval shall not to be unreasonably withheld or delayed.

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    f.    Change Orders. All changes to the Specifications, and all requests for the performance of additional services not specified in this Agreement, will be made only by a written change order or other written authorization approved by both parties specifying the change and any effect on the Development Schedule, the Next Generation Products, the delivery schedule, the net price of the Next Generation Products, and additional cost allocation required as a result of such changes.

    g.    Capital Expenses. Each party agrees to provide such capital investment and be responsible for such costs and expenses as necessary to comply with their respective obligations under this Agreement.

    h.    Intellectual Property Rights. LXE shall have the exclusive ownership and all right, title and interest in all Intellectual Property Rights inherent in the design of the Next Generation Product, the Specifications, all related Work Product, and all tooling required to manufacture and test the Next Generation Product, excluding any items or Products expressly licensed by Voxware to LXE under this Agreement (e.g., the 410 Technology). LXE retains the right to use Work Product to facilitate the design, manufacture and test and sale of any Next Generation Product or LXE Product for itself or any other third party. The Next Generation Product may contain LXE’s Licensed Software (including any firmware) for internal operation, or as embedded software that is generally not sold or licensed as a severable software Product. Such LXE Licensed Software is proprietary, copyrighted, and may also contain valuable trade secrets and may be protected by patents.

    i.    Software License. Subject to the terms and conditions of this Agreement, Voxware hereby grants to LXE at ***** a non-exclusive license to use, copy, load, test, and otherwise run the Browser solely (1) in connection with LXE’s development of the Next Generation Product in collaboration with Voxware and (2) for demonstration in conjunction with 410 Hardware Product, Next Generation Product or LXE Products.

9.         Forecasts, Ordering, Shipment and Returns

    a.    With respect to Supplier Products that the Reseller expects to purchase in quantity (e.g., Voxware’s purchase of 410 Branded Products or Next Generation Branded Products from LXE, and LXE’s purchase of Browsers and Headsets from Voxware), Reseller agrees to provide Supplier no later than the ***** rolling forecast outlining projected purchases of Supplier Products. Each forecast shall be non-binding. Supplier may reasonably request additional updates to or confirmation of the Reseller’s ***** forecast.

    b.    Following Supplier’s acknowledgment of each order by Reseller, Supplier shall use its commercially reasonable efforts to effect shipment of the Products or delivery of the Services within the time stated on such acknowledgment, but in no event shall Supplier be liable for a failure to ship or perform within the time stated. Supplier will ship Products F.O.B. point of shipment (Norcross, Georgia for LXE; either Cambridge, Massachusetts or Lawrenceville, New Jersey for Voxware). Shipping costs will be prepaid by Supplier and added to Reseller’s invoice. In the absence of explicit shipping directions, Supplier will use its own discretion as to mode of shipment. Title to the Products sold and risk of loss and damage to the Products sold shall pass to Reseller immediately upon delivery of the Products to a common carrier, or to an employee or other agent of Reseller, at Supplier’s manufacturing facility.

    c.    Reseller hereby grants Supplier a security interest in the Products sold hereunder and in the proceeds therefrom, such security interest to continue until Reseller has made full payment therefor. Reseller agrees that it will execute any UCC Statements or other documents evidencing Supplier’s security interest in the Products, upon request of Supplier.

    d.    At any time prior to the scheduled date of shipment, Reseller may cancel any or all Products on order upon payment to Supplier of a cancellation fee for each unit of Product canceled. Such cancellation fee shall be computed as follows:

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Number of Days Prior to Scheduled Date of Shipment	Cancellation Charges Expressed
that Notice of Cancellation is Received by LXE	as a Percentage of List Price
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Supplier will allow Reseller to delay or accelerate any shipment if reasonably practicable upon notice of the new shipping date received by Supplier. All notices of cancellation, rescheduling, or return must be in writing or email to be effective.

10.       Licensed Software

    a.    License. All Licensed Software is subject to a non-exclusive license from Supplier as expressly stated in the Supplier’s then-current End User License Agreement or “EULA.” Reseller agrees to use diligent efforts to obtain from the VAR, Customer or other user of the Licensed Software a fully executed EULA. The Supplier’s EULA shall be shipped in hard copy and on disk with the Licensed Software, and may be embedded in the Licensed Software by the Supplier, e.g., by use of an electronic agreement or “clickwrap,” or other process or format then generally accepted within the information technology industry. For any Licensed Software licensed to the Reseller under this Agreement, the Reseller may transfer the EULA for such Licensed Software to a Customer or VAR only as part of the transfer of all Reseller’s rights in such Licensed Software, and only if Reseller obtains the prior agreement of its Customer or VAR to be bound by the terms of EULA. In the event that Reseller’s Customer, VAR or other end user does not accept the terms and conditions of the EULA, the Licensed Software must be returned for a refund, and Reseller agrees to grant a refund if the Licensed Software has been promptly returned. In addition, the parties agree to collaborate in the development of a best practices process to simplify the implementation of the “EULA” requirements prescribed above.

    b.    Breach by Customer. If breach of any EULA by Reseller’s Customer or VAR occurs, then Reseller shall take prompt corrective action to remedy the breach and shall, in addition, notify Supplier of the breach and the corrective action taken. Reseller shall assign to Supplier, at Supplier’s sole option, any rights that Reseller may have against Customer for breach of such license. Reseller agrees to cooperate with Supplier in any proceeding against any third party in alleging breach of the EULA. Reseller shall not be liable to Supplier for any breach of the terms of any license or sublicense by a Customer unless Reseller has willfully or negligently contributed to or cooperated in the breach.

    c.    Fees. License fees are typically included in the purchase price of Licensed Software. However, in some instances, such fees are identified as separate line items on Supplier quotations and invoices.

    d.    Title. Title to Licensed Software shall remain with Supplier or its supplier, notwithstanding anything to the contrary herein. With respect to Licensed Software, the word “purchase” or similar or derivative words as used herein are understood to mean “license,” and “Reseller,”“Customer,” or similar or derivative words as used herein are understood to mean “licensee.”

    e.    Voxware’s Proprietary Rights. LXE acknowledges that the Voxware Licensed Software includes specialized voice recognition and management software that interoperates with Equipment and other hardware Products. Such Licensed Software is proprietary to Voxware. At all times, Voxware’s Licensed Software remains the intellectual property of Voxware, and no transfer of title or proprietary rights is given to LXE or any third party.

11.       Maintenance, Warranties and Repairs

    a.    Maintenance Services. Except as otherwise agreed by the parties in writing, each Reseller or its VAR will provide all Level 1 Maintenance Services for all Supplier Products it sells to its Customers. Reseller or its VAR may purchase service maintenance contracts from Supplier at the ***** of Supplier’s then current list price described on Appendix A or Appendix B, as applicable. Reseller and its VARs may, with Supplier’s prior written consent, also elect to offer Customers the option to contract directly with Supplier for maintenance service of Supplier Products and the purchase of accessories for Supplier Products. In such event that Reseller or its VAR

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provides Level 1 Maintenance Services directly to Reseller’s Customer, Supplier will provide Reseller or its VAR, at no additional charge to Reseller or its VAR, with telephone technical support for the term of the initial warranty period as defined in this Agreement or extended warranty period as may be defined by the Customer and Supplier.

    b.    Supplier’s Warranty. Supplier warrants that, except as indicated on a Supplier sales order acknowledgment form as warranted by the original manufacturer, all new Supplier Products shall perform substantially in accordance with the applicable written specifications published in the applicable Product data sheets and user manuals, and to be free from defects in material and workmanship under normal use and service. The “Warranty Period” shall be for the period stated in the applicable Appendix for such Product or any other writing signed by the parties.

    c.    Exclusions. Except as expressly provided in this Agreement, the foregoing Supplier warranties and commitments are for the benefit of and apply only to Reseller and only during the applicable Warranty Period.

    (i)    Not included under this warranty are services or replacement Supplier Products that are required due to (1) abuse, misuse or abnormal conditions of operation; (2) damage to the Supplier Product that is a result of the use of unapproved, non-Supplier mounting devices; (3) any damage to Reseller’s or a Customer’s equipment or Product as a result of one of those parties or a third party connecting components that have not been purchased from Supplier and/or inspected and approved by Supplier for connection to the Supplier Product; (4) unauthorized attempts by other than Supplier personnel to install, repair, maintain, or modify the Supplier Product or system; (5) causes external to Supplier-maintained Product, such a power surges or force majeure events; or (6) defects or warranty claims that arise outside the applicable Warranty Period.

    (ii)    Reseller acknowledges and agrees that the warranties set forth in this Section do not extend to any other party, including to any Customers. Reseller shall not make any warranty obligations on behalf of Supplier, and any warranty representations by Reseller to any third party shall be at Reseller’s sole expense and responsibility. In addition, Reseller agrees to include in any warranties granted by it a specific disclaimer in connection with Supplier’s warranty obligations to such third party. Reseller shall allow Supplier, upon its request, to review the disclaimer being used in contracts with third parties.

    d.    Notification and Warranty Procedure.

    (i)    If, in Reseller’s estimation, a Supplier’s Product is defective, Reseller shall promptly notify Supplier of the nature of the defect in writing, or by promptly contacting Supplier in accordance with its then-current procedures. If the Product appears to be covered under the warranties provided in this Agreement, Supplier will promptly communicate shipping instructions to Reseller.

    (ii)    All returned Products must have a return material authorization number (“RMA”) and returned to Supplier within ***** of the RMA issuance. Products will be returned to Supplier at Reseller’s expense. Collect shipments will not be accepted.

    (iii)    Upon receipt, the Product will be examined and repaired without charge, provided such examination discloses, in Supplier’s reasonable judgment, that it is in fact defective. Should examination reveal that the Product is not defective, Supplier will notify Reseller and request shipping instructions. In this event, Supplier will be due to be reimbursed all shipping expenses it has incurred, as well as a reasonable charge for the examination. In the event that the examination reveals that the Product is defective, but for any reason is not covered under the warranties provided in this Section, Supplier will prepare a failure analysis report and a quotation of the cost to repair, and communicate this information to Reseller. Reseller may then either authorize repair of the Product or direct that the defective Product be returned to Reseller. In the latter event, Supplier will be due all shipping charges it has incurred, as well as a reasonable charge for the examination of the Product and the preparation of the failure analysis report.

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    (iv)    Supplier may, at its option, elect to correct any warranty defects by sending its supervisory or technical representatives, at Supplier’s expense, to Reseller’s site or Customer’s site within the continental United States or Canada to make on-site corrections.

    (v)    At Reseller’s request, Supplier will repair any Supplier Product and bill Reseller on a time-and-material basis at Supplier’s lowest rates for any Supplier Products: (1) Damaged in transit to Supplier’s designated service location, or (2) that Reseller requests to be repaired despite being out of warranty.

    (vi)    For any Product that proves to be defective and covered under the warranties provided in this Section, Supplier will repair or replace and ship, via standard commercial ***** if available. Product repairs provided hereunder are warranted by Supplier for a period of ***** such repairs are provided, or for the remainder of the original Product warranty period, whichever is longer.

    e.    Remedy. Supplier’s obligation to perform pursuant to the warranties provided in this Section 11 is limited to undertaking reasonable efforts to identify and correct any such defects and non-conformities with the specifications in any warranted Product returned to Supplier’s designated service location within the Warranty Period. In the event Supplier fails to correct any warranted Product defect or non-conformities, Reseller’s sole remedy is to receive a refund of the purchase price paid for the defective or non-conforming Product.

    f.    Third Party Warranties. For those Products identified on a Supplier sales order acknowledgment as warranted by the original manufacturer, such original manufacturer’s warranty applies solely.

    g.    Reseller’s Warranties and Covenants. Supplier is providing Reseller with financial incentives in the form of a discount. In consideration of Supplier providing such discounts to Reseller, Reseller hereby provides the following warranties and covenants:

    (i)    Materials and workmanship that Reseller adds to or incorporates into the Supplier Products for sale to VARs and Customers shall be of a quality reasonably satisfactory to Supplier.

    (ii)    Reseller shall promptly investigate, seek to rectify, and notify Supplier with respect to any VAR or Customer complaints relating to any of the Supplier Products. Reseller’s efforts in this area shall be consistent with Level 1 Maintenance Services.

    (iii)    Reseller shall perform its sales responsibility, which is to promote and sell the Supplier Products covered by this Agreement. Reseller shall at all times during the term of this Agreement use commercially reasonable efforts in the promotion and sale of Supplier Products consistent with good business ethics, and in a manner that will reflect favorably on the Supplier Products and on the goodwill and reputation of Supplier. Reseller shall at all times refrain from engaging in any illegal, unfair or deceptive trade practices or unethical business practices whatsoever, with respect to the Supplier Products or otherwise.

    (iv)    Reseller shall employ, train and maintain sufficient personnel with sufficient technical and sales experience to demonstrate, sell and support those Supplier Products purchased under this Agreement. Reseller will field all questions regarding Supplier Products and Supplier Product support to its VARs and Customers, and Reseller will in no event refer its Customers directly to Supplier for pre or post sales support without prior Supplier approval.

12.       Disclaimer of Warranties; Limitation of Liability.

    a.    EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, REGARDLESS OF ANY ADVERTISEMENTS, EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, RELATING TO THE PRODUCTS AND SERVICES, INCLUDING THE LICENSED SOFTWARE, AND ALL MODIFICATIONS OR UPGRADES THERETO, REGARDLESS OF FORM, AND RELATED DOCUMENTATION, INCLUDING ANY WARRANTIES OF NON-INFRINGEMENT, FREEDOM FROM INTERFERENCE WITH ENJOYMENT, MERCHANTABILITY, QUALITY, ACCURACY, FITNESS OF

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RESULTING WORK PRODUCT, FITNESS FOR A PARTICULAR PURPOSE, OR THAT PRODUCTS OR SERVICES, INCLUDING ANY LICENSED SOFTWARE, WILL GENERATE CERTAIN RESULTS.

    b.    EXCEPT AS EXPRESSLY PROVIDED IN THE INDEMNIFICATION PROVISIONS OF THIS AGREEMENT: (1) NEITHER PARTY ASSUMES ANY LIABILITY EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT; (2) IN NO EVENT SHALL EITHER PARTY BE LIABLE WHETHER IN CONTRACT OR TORT (INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE) FOR DAMAGES RELATING TO LOSS OF MAGNETICALLY STORED COMPUTER PROGRAMS OR DATA, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; AND (3) NO CHARGES OR EXPENSES INCIDENT TO ANY CLAIM SHALL BE ALLOWED UNLESS APPROVED BY AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY. THIS LIMITATION OF LIABILITY IS INDEPENDENT OF, AND SHALL SURVIVE ANY FAILURE OF, ANY EXCLUSIVE REMEDIES OTHERWISE PROVIDED FOR IN THIS AGREEMENT.

13.      Confidentiality and Non-Disclosure; Press Releases

    a.    LXE and Voxware mutually acknowledge that they have executed a Proprietary Information Exchange Agreement, dated ***** (the “Non-Disclosure Agreement” or “NDA”), the terms of which are incorporated by reference as if fully set forth herein. All information protected by a party under the NDA shall be deemed the “Confidential Information” of such party under this Agreement.

    b.    The terms of the NDA are hereby extended to include discussions and activities by the parties with each other, including in connection with this Agreement, for the duration of this Agreement and ***** thereafter with respect to any Confidential Information that is not a trade secret. With respect to trade secrets, the NDA will extend protection for as long as such information remains a trade secret under applicable law. Each party may disclose to the other non-public information and trade secrets (including computer programs recorded in firmware or on some other medium) and other non-public proprietary information concerning the Products and its business and affairs, and the same shall be deemed Confidential.

    c.    This Agreement is the Confidential Information of both parties. Except as required by law, neither party may reveal this Agreement or any of its provisions to any person other than its employees and consultants with whom such party has a confidential relationship without the without the prior written permission of the other party. In addition, if a public disclosure is required by law, including without limitation a filing with the Securities and Exchange Commission, the disclosing Party shall provide copies of the disclosure reasonably in advance of such filing or other disclosure for the non-disclosing Party’s prior review and comment.

    d.    The parties further agree that LXE’s manufacture of the 410 Branded Products for Voxware, the collaborative development of the Next Generation Products for Voxware, and the licensing of the 410 Technology and the 410 Hardware Products for production by LXE are particularly sensitive items of Confidential Information to Voxware, and LXE agrees to hold these items in strict confidentiality.

    e.    Neither party shall issue a press release regarding the other party or any activities under this Agreement without the prior written agreement of the other party. The parties agree to issue a press release promptly after execution of this Agreement to announce (1) LXE’s launch of the HX1 Product (the LXE implementation of the 410 Hardware Product), (2) LXE’s selection of Voxware’s Browser for distribution with the HX1 Product and future LXE Products, and (3) the parties’ agreement that LXE’s Equipment and Voxware’s Licensed Software will be compatible in all future Products. The parties further agree that the content of all press releases and collateral material will be mutually agreed to prior to publication, and that the parties will negotiate in good faith the content of these materials.

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14.       Indemnification.

    a.    Each party (“indemnitor”) shall indemnify, hold harmless, and defend, at its expense, any claim or suit brought by a third party within the Territory against the other party, its officers, employees, agents or contractors (each, an “indemnitee”) specifically alleging that

    (i)    Any of the Products (excluding the 410 Technology, the 410 Hardware Product, the Work Product or the Next Generation Product) of indemnitor furnished hereunder infringe a patent, trademark, copyright, mask work, trade secret or other intellectual property right of the third party.

    (ii)    Voxware shall be the indemnitor and LXE shall be the indemnitee regarding any claim that the 410 Technology or the 410 Hardware Product as provided by Voxware infringes a patent, trademark, copyright, mask work, trade secret or other intellectual property right of the third party.

    (iii)    LXE shall be the indemnitor and Voxware shall be the indemnitee regarding any claim that the Work Product or the Next Generation Branded Product as provided by LXE infringes a patent, trademark, copyright, mask work, trade secret or other intellectual property right of the third party.

    (iv)    The indemnitor made any untrue or unsupportable oral or written statements or warranties regarding any Product that is not contained within the Supplier’s written documentation.

    (v)    The indemnitor caused, in whole or in part, directly or indirectly, personal injury or damage to real or personal property.

    b.    The indemnitor shall pay all costs and damages based on any such claim awarded following appeal, if any. In the defense or settlement of any claim alleging intellectual property infringement, the indemnitor may obtain for the indemnitee the right to continue using the accused Products, replace or modify the accused Products so that they become non-infringing or, if such remedies are not reasonably available, grant the indemnitee a credit for the accused Products as depreciated and accept their return if provided by the indemnitor.

    c.    The indemnitor shall not have any indemnification liability under this Section for any alleged intellectual property infringement that is based upon (a) the use or sale of the accused Products or other items in combination with other products or devices not furnished by the indemnitor, (b) the use of the accused Products or other items in a manner for which they were not designed, or (c) any unauthorized modification of the Products or other item.

    d.    Indemnification under this Section is conditioned on the indemnitee providing prompt written notice to the indemnitor and tendering defense of the claim to the indemnitor. The indemnitor shall have control of the defense or settlement of any claim, provided that the indemnitor shall have no right to admit liability on the part of the indemnitee. The indemnitee shall reasonably cooperate in the defense or settlement of the claim at the indemnitor’s cost and expense. The indemnitee shall be entitled to retain its own counsel at the indemnitee’s own expense to participate in the defense or settlement of the claim in an advisory capacity.

    e.    NOTWITHSTANDING THE ABOVE, INDEMNITOR SHALL NOT BE LIABLE FOR LOSSES TO THE EXTENT THAT SUCH LOSSES ARE CAUSED BY INDEMNITEE’S NEGLIGENCE OR INTENTIONAL ACTS.

15.       Term and Termination.

    a.    Term. This Agreement is effective on the Effective Date and shall remain in effect for an initial period of ***** (“Initial Term”), and shall automatically renew for additional periods ***** (each, a “Renewal Term” together with the Initial Term, “Term”).

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    b.    Termination for Convenience. This Agreement may be terminated by either party upon no less than ***** written notice to the other party effective only as of the end of the Initial Term or any Renewal Term.

    c.    Termination for Material Breach. Either party may terminate this Agreement if the other party “materially breaches” this Agreement and fails to cure such breach within ***** of notice of such breach by the non-breaching party. For purposes of clarity, “material breaches” by (i) Voxware shall include, but not be limited to, a breach of Section 4(a)(iii), or (ii) LXE shall include, but not be limited to, a breach of Sections 4(c) or 4(f).

    d.    Bankruptcy.

    (i)    If either party files a petition in bankruptcy or makes an assignment for the benefit of creditors or if any involuntary petition in bankruptcy or petition for an arrangement of debts is entered in a court or consented to by either of the parties or a receiver is appointed for the business of either party, or any part thereof, and the said involuntary petition or petition for an arrangement or appointment of a receiver is not vacated or discharged within ***** or if either party discontinues its operations for any reason whatsoever, the other party may immediately terminate this Agreement upon notice to such party.

    (ii)    This Agreement is executory in nature and so long as Reseller has any continuing obligations hereunder, Supplier of Licensed Software shall be entitled to protect the source code and object code of the Licensed Software by impounding in the event of the bankruptcy of the Reseller. No trustee, receiver or debtor in possession may retain the Supplier’s Licensed Software (in any form) or sell or re-license any Licensed Software, unless all of the provisions of 11 U.S.C Section 365 of the United States Bankruptcy Act have been complied with and the Supplier of the Licensed Software is adequately protected. Similarly, Section 365(n) of the U.S. Bankruptcy Act applies in the event of any bankruptcy of the Supplier.

16.      Effect of Termination or Expiration.

           Upon the termination of this Agreement for any reason, the following shall occur:

    a.    All rights, licenses, privileges and obligations granted or received by the parties under this Agreement shall immediately cease and terminate, except as specifically preserved, extended or imposed by this Section.

    b.    The Reseller may continue to sell unsold inventories of the Supplier’s Products in Reseller’s possession at the time of termination in accordance with the terms and conditions of the Agreement. Except in cases where this Agreement is terminated by one party for breach of this Agreement by the other party, for a period of ***** after such termination, Supplier agrees to process Reseller’s orders for Supplier’s Products that relate to Reseller’s quotations with Prospective Customers that were issued prior to termination.

    c.    Following Reseller’s sale or disposition of any Supplier Products remaining in inventory at the time of termination, Reseller shall cease to use any of Supplier’s Trademarks and shall, within a reasonable period of time, remove any reference to Supplier from its advertising and promotional material, including the Reseller’s web site.

    d.    Any monies due and payable according to the terms of this Agreement shall be paid within 30 days of the termination of this Agreement.

   e.    Reseller shall return to Supplier all unused advertising and promotional materials for Supplier’s Products in the possession of Reseller which are not obsolete and in their original packaging and otherwise dispose of as Supplier may direct, all sales manuals, price lists, data sheets, technical materials, advertising materials, and other data relating to the Supplier Products or Supplier that may have been furnished to Reseller.

    f.    Neither party hereto shall be liable to the other party for damages, losses, indemnity, compensation, costs or expenses of any kind or character whatsoever on account of the expiration or termination of

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this Agreement, whether such damages, losses, costs or expenses arise from the loss of Prospective sales, or expenses incurred or investments made in connection with the establishment, development or maintenance of the Reseller’s or Supplier’s business, creation of goodwill, markets and customers for the Products or any other reason whatsoever. Notwithstanding anything to the contrary contained herein, such expiration or termination shall not affect any claim, demand, liability or right (a) of the Reseller or Supplier arising pursuant to this Agreement prior to the expiration or termination hereof, or (b) of Supplier arising after expiration or termination in connection with the sale by the Reseller of its remaining inventory of the Products or in connection with a breach of any other term which survives the termination of this Agreement.

17.       Regulatory Approvals/Reporting/Export.

    a.    Regulatory Approvals. The Reseller shall undertake to assist Supplier in acquiring all necessary regulatory or other approvals for engaging in the sale, delivery, connection and use of the Supplier Products within the Territory. All such approvals will, to the extent permitted by law, be obtained in the name of and on behalf of Supplier, and, in each instance where a Product approval may not under law be obtained in the name of and on behalf of Supplier, the Reseller shall arrange to secure the agreement of the holder of such Product approval to transfer such approval to the nominee designated by Supplier from time to time upon the advice of the Reseller. The Reseller shall provide Supplier with copies of all applications for approval submitted by the Reseller and documentation submitted or prepared in connection therewith.

    b.    Governmental Reporting Requirements.  The Reseller shall provide to Supplier all assistance necessary to prepare and file any report or other document required by any governmental agency or body within the Territory and shall, at Supplier’s request, prepare and file any such report or document on behalf of Supplier, and provide Supplier promptly with copies of any such report or document.

    c.    Export.

    (i)    Reseller agrees to fully comply with all applicable laws and regulations concerning its import, export or re-export of the Products or technical data related thereto, including, without limitation, the U.S. Export Administration Regulations and the U.S. International Traffic in Arms Regulations. The Reseller further agrees to provide Supplier with such assurances and certifications as to the Reseller’s activities as Supplier may reasonably request in compliance with such laws and regulations.

    (ii)    Supplier has no obligation to seek any such license, certificate or approval of the import, export or re-export of the Products or technical data related thereto, and the Reseller is not authorized to seek the same on Supplier’s behalf. Supplier has no obligation under this Agreement to provide the Reseller guidance on the Reseller’s export or re-export of Supplier Products or related technical data even if Supplier may do so from time-to-time as a convenience to the Reseller or for any other reason.

    (iii)    Supplier has no obligation to deliver to the Reseller any Product or related technical data as to which necessary export licenses, certificates and approvals for export from the Supplier Shipping Point have not been received by Supplier. Supplier shall have no duty to modify any Products or related technical data to render them suitable for any export or re-export license, certificate or approval whether sought by Supplier or the Reseller.

18.       Records; Audit Rights.

    a.    Each party shall maintain all records that are necessary to reasonably enable an auditor to verify compliance with this Agreement (“Records”) during the Term and for ***** thereafter.

    b.    Upon reasonable prior notice, each party (“audited party”) shall permit the other party (“auditing party”) or its authorized representatives to:

    (i)    Audit the audited party’s use of the Supplier’s Products to ensure the audited party’s compliance with the terms and conditions of this Agreement.

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    (ii)    Voxware may audit LXE’s Bill of Materials, Labor Costs and related costs and expenses for the 410 Hardware Product and the Next Generation Product no more than once per calendar quarter, provided, that Voxware shall be allowed to conduct an additional audit in such ***** in the event it finds that LXE is not in compliance with this Agreement.

    (iii)    Voxware may audit LXE’s Records to determine compliance of Sections 6.f., 6.g. and 6.h. no more than once *****, provided, that Voxware shall be allowed to conduct an additional audit in such ***** in the event it finds that LXE is not in compliance with this Agreement.

    (iv)    Inspect all books, records and accounts of audited party which pertain or relate in any way to the distribution of the Supplier Products.

    c.    The audit shall be conducted during normal business hours, in such a manner as to minimize any interference with the conduct of audited party’s business, and in compliance with the audited party’s reasonable security, safety, and confidentiality requirements. The audited party shall make the Records available at such location as shall be reasonably designated by audited party and as reasonably required to conduct the audit on a timely basis.

    d.    The auditing party bears the expense of the audit. If any such examination reveals that the audited party has failed at any time to comply with any provision of this Agreement: (1) The auditing party shall provide to the audited party a notice identifying such noncompliance and setting forth the auditing party’s reasonable estimate of the damages resulting from such noncompliance and, if the damages exceed ***** of the fees or other amounts paid to audited party over the period of the noncompliance, the audited party shall reimburse the auditing party the cost of performing such audit; and (B) the audited party shall, immediately upon receipt of such notice, pay to the auditing party the amount of such damages, plus interest on the amount of such damages at the rate of ***** per month (or, if lower, the maximum rate permitted by law) from the date on which the correct amounts of money should have been paid to audited party through the date on which such damages are actually paid to the auditing party.

19.       Trademarks, Trade Names and Related Matters

    a.    Authorization. Reseller may refer to itself within the Territory during the Term as an Authorized Reseller for Supplier Products, solely in connection with the Products purchased or otherwise acquired from Supplier under this Agreement.

    b.    Restrictions. No rights are granted to Reseller to use Supplier’s Trademarks in connection with the Products, except as provided in this Agreement, and except for the limited permission for Reseller to use Supplier’s Trademarks solely to identify Products purchased from Supplier under this Agreement and to do so only within the Territory. Reseller shall provide to Supplier, for prior review, all promotional, advertising and other materials using or displaying any Trademark or trade name of Supplier or third parties used in connection with the Products or referring to the Reseller as an authorized reseller of Supplier, unless such materials and uses are reasonably within the then-current Supplier Trademark guidelines, a current version of which is set forth in Appendices C-1 (for LXE) and C-2 (for Voxware) attached hereto, which each Supplier may unilaterally change in its sole discretion from time to time. Reseller agrees to change or correct, at Reseller’s expense, any such material or use thereof which Supplier, in its sole judgment, determines to be inaccurate, objectionable, misleading, or a misuse of the Supplier’s Trademarks. Reseller agrees to comply with any reasonable advertising guidelines that Supplier may issue from time to time.

    c.    Specific Products. The parties agree that certain Products will bear the following Primary Branding and Secondary Branding:

    (i)    All 410 Hardware Products manufactured by LXE for sale by Voxware shall bear the Primary Branding of Voxware and shall be known as 410 Branded Product.

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    (ii)    Branding of Next Generation Products manufactured by LXE for sale by Voxware shall contain the Primary Branding of Voxware and shall be known as Next Generation Branded Product.

    (iii)    All Licensed Software of Voxware that LXE distributes to third parties shall bear the Primary Branding of LXE and a Secondary Branding of Voxware (e.g., “Powered by Voxware”).

    (iv)    All pouches holding 410 Hardware Products and Next Generation Products distributed by LXE to third parties with the Browser shall contain Secondary Branding of Voxware and the level of such Secondary Branding shall be agreed to in good faith at a later time.

    (v)    All Headsets provided by Voxware to LXE for use and resale by LXE will bear the Primary Branding of LXE.

    d.    Termination. The permission granted relative to the Trademarks shall terminate with the termination or expiration of this Agreement. Upon such termination or expiration, Reseller shall immediately cease referring to itself as an authorized reseller for the affected Products and shall immediately cease using Trademarks and trade names of Supplier and of third parties in connection with affected Products, except those on such Products which remain in Reseller’s possession. Reseller shall also promptly return to Supplier or destroy all materials in its possession or under its control employing such trademarks or trade names used in connection with the affected Products, except those reasonably required to fulfill Reseller’s warranty service obligations, if any, which materials will be returned to Supplier or destroyed upon completion of such warranty obligations.

    e.    Goodwill. Any and all use of LXE’s Trademarks, and the goodwill generated thereby, shall inure to the benefit of LXE. Any and all use of Voxware’s Trademarks, and the goodwill generated thereby, shall inure to the benefit of Voxware. Any and all use of a third party’s Trademarks, and the goodwill generated thereby, shall inure to the benefit of such third party. Reseller further agrees not to contest or take any action to contest the Trademarks of Supplier nor Supplier’s ownership thereof. Reseller agrees not to use, employ or attempt to register any Trademarks that are confusingly similar to the Trademarks of Supplier.

20.      General Provisions.

    a.    Notices. Any notices or other communication required by or relating to this Agreement shall be in writing, and shall be deemed given as follows: (a) if delivered by hand or sent by facsimile, on the date of receipt, as confirmed by the courier or by automatic facsimile confirmation; (b) if sent by cable, telegram, or telex, on the day following the day of sending; (c) if sent by certified or registered mail, return receipt requested, with a copy sent by first class mail, on the earlier of the date of receipt thereof or on the third day after mailing, in each case to the address set forth below, subject to any address change provided by notice given in such manner.

If to LXE	If to Voxware:
LXE Inc. 125 Technology Parkway Norcross, GA 30092 USA Attention: Contracts and Legal Affairs Facsimile: (770) 263-0538	Voxware, Inc. 168 Franklin Corner Road Lawrenceville, NJ 08648 USA Attention: Office-of-the-CFO Facsimile: (609) 514-4101

    b.    Force Majeure. If the performance of this Agreement, or of any of the obligations specified herein, is prevented, delayed, or restricted by reason of any act of God, act of war, or any other cause beyond the reasonable control of the affected party, the party so affected will be excused from performance for the duration of such cause, provided that the party so affected will use its best efforts to notify the other party and reasonable commercial efforts to avoid or remove the cause of non-performance and will resume performance with utmost dispatch whenever such cause is removed. If such cause of non-performance continues for a period of more than 30 days, the other party shall have the right to terminate this Agreement, and the same shall not be a breach of this Agreement.

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    c.    Agreement Approval. Each party hereby represents and warrants that all necessary approvals for this Agreement have been obtained, and the person whose signature appears below has the authority necessary to execute and deliver this Agreement on behalf of the party indicated.

    d.    Assignment. Neither party shall be relieved of any responsibilities or assign any rights or claims under this Agreement or for breach thereof, without prior written consent of the other, and any such attempted relief of responsibility or assignment shall be void. Notwithstanding the foregoing, the acquisition or merger of either party, or any of its affiliates or subsidiaries, shall not be deemed an assignment under this Section.

    e.    Modifications. No modification of any of the terms and conditions of this Agreement shall be effective unless such modification is expressed in writing and executed by each of the parties hereto.

    f.    Relationship of Parties. The parties are acting herein as independent contracting parties. Nothing herein shall create or be construed as creating a partnership, joint venture or agency relationship between the parties, and no party shall have the authority to bind the other in any respect.

    g.    Governing Law. The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to Georgia’s conflict and choice of law provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement or any transactions hereunder.

    h.    Dispute Resolution.

    (i)    For any dispute arising under the Agreement that is not resolved informally, either party may give to the other party written notice of the dispute and shall include reasonable detail concerning the alleged deficiency in performance of the other party. The parties (including without limitation at least one officer of each party) shall then meet in person at one of the party’s corporate offices or other location mutually agreed upon and attempt in good faith to reach an agreement resolving the dispute (such effort referred to as the “Internal Mediation”). If the parties have not signed a written agreement to resolve the dispute within 10 business days from the commencement of the Internal Mediation, then either party may pursue arbitration as stated in this Section upon written notice and within ten (10) business days after the conclusion of Internal Mediation. Except as otherwise specifically provided, neither party shall initiate arbitration unless and until the Internal Mediation procedures described in this Section have been completed, or have been waived by both parties.

    (ii)    Any controversy or claim between the parties arising out of or relating to this Agreement, or that may otherwise arise between the parties outside of this Agreement that has not been resolved by the Internal Mediation will be determined by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the “AAA”). The arbitration shall be heard by three (3) arbitrators in each case in which the aggregate amount in controversy exceeds *****; otherwise the arbitration shall be heard by one (1) arbitrator. Each arbitrator must be disinterested, must be knowledgeable in information technology, and experienced in commercial transactions. Each arbitrator shall be appointed jointly by the parties within 60 days following the date on which the arbitration is instituted. If the parties are unable to agree upon an arbitrator within such 60-day period, the AAA shall select such arbitrator within 30 days thereafter. The arbitration hearings will be held in Washington, DC, which the parties have chosen as it is a large city between the headquarters of each of the parties, and should have a reasonably large pool of Prospective arbitrators.

    (iii)    Any request for preliminary or injunctive relief shall be heard by the arbitration panel. In the event that a party requests emergency or preliminary relief be granted before the arbitrators are empanelled, then the AAA shall appoint one arbitrator to immediately hear and decide such request pursuant to the Optional Rules for Emergency Measures of Protection.

    (iv)    The arbitral award will be final and binding, and may be entered and enforced in any court of competent jurisdiction. The arbitrator will not have the power to award any damages excluded by, or in excess of, any damage limitations expressed in this Agreement. Issues of arbitrability will be determined solely in accordance

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with the federal substantive and procedural laws relating to arbitration; in all other respects, the arbitrator will be obligated to apply and follow the substantive law of the State of Georgia without reference to its conflicts of laws provisions.

    (v)    Unless the arbitration panel determines that a party has committed or has attempted to commit fraud, each party will bear its own attorneys’ fees and other costs associated with the negotiation and arbitration under this Agreement, except that the costs and expenses of the arbitrators shall be shared equally. If court proceedings to stay litigation or compel arbitration are necessary, the party who unsuccessfully opposes such proceedings will reimburse and pay all associated costs, expenses and attorneys’ fees that are reasonably incurred by the other party.

    (vi)    In order to facilitate the resolution of any controversies or claims, the parties agree that all such controversies or claims, including any negotiations, evidence and settlement terms, shall be treated as Confidential Information under the confidentiality provisions of this Agreement and the NDA, except that the award entered in any court need not be filed under seal.

    i.    Severability. The provisions of this Agreement are severable, and the unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. In the event that any court of competent jurisdiction holds or rules that any provision of this Agreement is invalid or unenforceable in any circumstances, to the extent legally permissible, this Agreement shall be construed and enforced to most closely reflect the parties’ intentions, and the remainder of this Agreement, and the application of such provision in any other circumstances, will not be affected by such holding or ruling.

    j.    Waiver. Either party’s failure to exercise any of its rights under this Agreement shall not constitute a waiver of any past, present or future right or remedy.

    k.    Retention of Rights. Except as specifically provided herein, neither party shall obtain, by this Agreement, any right, title or interest in or to any Intellectual Property Rights embodied in the Products and sub-assemblies thereof manufactured by, or on behalf of, the other party, nor shall this Agreement give either party the right to use, refer to, or incorporate in any way or form such Intellectual Property Rights of the other party.

    l.    Captions. The captions used in this Agreement are for convenience only and shall not affect in any way the meaning or interpretation of the provisions set forth herein.

    m.   Survival. Sections 6.l, 6.m, 10.b, 10.d, 10.e, 11, 12, 13, 14, 16, 18, 19.d and 20, the obligation to pay any accrued amounts, and any provisions necessary to construe a party’s legal rights after termination, shall survive the termination, cancellation or expiration of this Agreement.

    n.    Entire Agreement. This Agreement shall constitute the final, complete and exclusive written expression of the intentions of the parties hereto and shall supersede all previous communications, representations, agreements, promises, or statements, either oral or written, by either party. Except as provided herein, this Agreement may be amended only in writing signed by each of the parties hereto. No other terms and conditions, including any terms and conditions stated on any Purchase Order or any document(s) accompanying such Purchase Order, shall be applicable except as otherwise provided herein.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

VOXWARE, INC.	LXE INC.
By: /s/ Thomas J. Drury, Jr.	By: /s/ James S. Childress

Name Printed: Thomas J. Drury, Jr. Title: President and Chief Executive Officer	Name Printed: James S. Childress Title: President and General Manager

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Appendix A

LXE Pricing to Voxware for the 410 Branded Products and the Next Generation Branded Products

In accordance with Section 6.a, pricing for the 410 Hardware Products is as follows:

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Pricing methodology for the Next Generation Branded Products is the same as that for the 410 Branded Products, with certain changes to the computation as stated in Section 6.b.

All 410 Branded Products and Next Generation Branded Products (except batteries) shall have a ***** Hardware Warranty from date of shipment from Voxware to Customer, or ***** from date of shipment from LXE to Voxware, whichever is shorter.

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Appendix B: Voxware Pricing to LXE

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    Appendix C-1:

Voxware’s Trademark Guidelines

Voxware Trademarks:

POWERED BY VOXWARE™

VOXWARE®

VOICELOGISTICS®

The corporate colors are PMS 280 Navy Blue and PMS 109 Gold.

Voxware will update its web page with any Trademarks or trade name changes, additions or deletions. LXE may review the most current Trademark or trade name data at www.voxware.com.

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Appendix C-2:

LXE’s Trademark Guidelines

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Appendix D: Voxware Customers and Prospective Customers

Entities with an * denote a Voxware Prospective Customer. All other entities are Voxware Customers.

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Appendix E: 410 Technology

•	specifications, work-papers, design documents, and designer’s notes and instructions related to the 410 Product

•	design drawings; design spec's of any kind and of any discipline that indicates the expected behavior of the 410 Product and its components

•	test plans & procedures including any source code and compile information necessary to generate runtime tests of the 410 Product

•	test results of any kind and of any discipline that backs up the expected behavior as well as indicates typical behavior of the 410 Product

•	test agencies certifications related to the 410 Product

•	process details related to the 410 Product

•
Computer Aided Design Files in DxDesigner format for all Printed Circuit Board Schematics relate to the 410 Product; if DxDesigner files are not available, then:  (a) Computer Aided Design Files in DXF format for all Schematics for the 410 Product; (b) Design Drawings in PDF format for all Schematics for the 410 Product.

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Computer aided design files in PADS format for all Printed Circuit Boards for the 410 Product;  If PADS files are not available, then (a) Computer Aided Design Files in ASCII format for all Printed Circuit Boards for the 410 Product (b) Computer Aided Design Files in DXF format for all Printed Circuit boards for the 410 Product (c) Computer Aided Design Files in GERBER format for all Printed Circuit boards for the 410 Product (d) Design Drawings in PDF format for all Printed Circuit boards for the 410 Product.

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Computer aided design files in Pro/Engineer format for all mechanical parts of the 410 Product; if Pro/Engineer files are not available, then:  (a) computer aided design files in Step format for all mechanical parts of the 410 Product (b) computer aided design files in IGES format for all mechanical parts of the 410 Product (c) computer aided design files in DXF format for all mechanical parts of the 410 Product (d) design drawings in PDF format for all mechanical parts of 410 Product.

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Appendix F: Next Generation Product Specifications

To be agreed to and attached hereto.

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